UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Intelligent Bio Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTELLIGENT BIO SOLUTIONS INC.

142 West, 57th Street, 11th Floor, New York, NY, 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2023

To the Stockholders of INTELLIGENT BIO SOLUTIONS INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Intelligent Bio Solutions Inc. (the “Company”) will be held on May 8, 2023 at 3:30 p.m. Eastern Time. We have determined that the Special Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Special Meeting.

The live audio webcast of the Special Meeting will begin promptly at 3:30 p.m. Eastern Time. You should ensure that you have a strong internet connection to participate in the Special Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Special Meeting. In order to attend the meeting virtually, you must first register at www.viewproxy.com/INBS/2023 by 11:59 p.m. Eastern Time on May 7, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

We will mail our proxy statement, along with a proxy card, on or about April 10, 2023 to our stockholders of record as of the close of business on March 10, 2023.

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

The Special Meeting will be held for the following purposes, as described in the accompanying proxy statement:

1. to approve, for purposes of complying with Nasdaq Listing Rule 5635, the full conversion of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) issued by the Company pursuant to the terms of a Share Exchange Agreement, dated as of October 4, 2022, and the issuance of shares of common stock of the Company (the “Common Stock”) in connection with such conversion (the “Series C Conversion Proposal”);

2. to approve the full conversion of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated as of December 21, 2022, and the issuance of shares of Common Stock in connection with such conversion (the “Series D Conversion Proposal”);

3. to approve an increase in the number of shares of Common Stock authorized for issuance under the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) by 50,000 shares (the “2019 Plan Amendment Proposal”); and

4. to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Series C Conversion Proposal, the Series D Conversion Proposal and/or the 2019 Plan Amendment Proposal.

Only stockholders of record of the Company at the close of business on March 10, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor New York, NY 10019 for a period of ten days prior to the Special Meeting. The list will also be available for the examination of any stockholder of record present at the Special Meeting. The Special Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Special Meeting, and no matter how many shares you own, please submit your votes and proxy promptly by mobile device or the Internet, by phone, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Special Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

We appreciate your continued confidence in our Company and look forward to having you join us at 3:30 p.m. on May 8, 2023.

By Order of the Board of Directors,

/s/ Harry Simeonidis
Harry Simeonidis
April 10, 2023	President and Chief Executive Officer

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Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 8, 2023.

Electronic copies of the Notice of Special Stockholder Meeting and our Proxy Statement are available online at www.viewproxy.com/INBS/2023.

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 INTELLIGENT BIO SOLUTIONS INC.

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INTELLIGENT BIO SOLUTIONS INC.

142 West, 57th Street, 11th Floor, New York, NY, 10019

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2023

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Intelligent Bio Solutions Inc. (the “Company,” “we,” or “our”), for use at the special meeting of the Company’s stockholders (the “Special Meeting”), to be held on May 8, 2023, at 3:30 p.m. Eastern Time, and at any adjournments or postponements thereof. We have determined that the Special Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Special Meeting.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. We recommend that you submit your proxy even if you plan to attend the Special Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

We will mail our proxy statement, along with a proxy card, on or about April 10, 2023 to our stockholders of record as of the close of business on March 10, 2023.

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposals at the Special Meeting:

1. to approve, for purposes of complying with Nasdaq Listing Rule 5635, the full conversion of Series C Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”) issued by the Company pursuant to the terms of a Share Exchange Agreement, dated as of October 4, 2022, and the issuance of shares of common stock of the Company (the “Common Stock”) in connection with such conversion (the “Series C Conversion Proposal” or “Proposal 1”);

2. to approve the full conversion of Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated as of December 21, 2022, and the issuance of shares of Common Stock in connection with such conversion (the “Series D Conversion Proposal” or “Proposal 2”); and

3. to approve an increase in the number of shares of Common Stock authorized for issuance under the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) by 50,000 shares (the “2019 Plan Amendment Proposal” or “Proposal 3”); and

4. to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Series C Conversion Proposal, the Series D Conversion Proposal and/or the 2019 Plan Amendment Proposal (the “Adjournment Proposal” or “Proposal 4”).

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WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of our Common Stock at the close of business on the Record Date (March 10, 2023) are entitled to vote at the Special Meeting on all matters properly brought before the Special Meeting. On the Record Date, we had 1,583,890 shares of issued and outstanding Common Stock entitled to vote at the Special Meeting.

If on the Record Date your common shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company (“Continental”), then you are a stockholder of record.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid legal proxy from your broker or other agent and submit it to Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor, no later than 72 hours prior to the meeting. Your legal proxy should be sent to virtualmeeting@viewproxy.com. Alliance Advisors will then issue you a valid control number to join the meeting.

Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter because the matter is “non-routine” or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. As Proposals 1, 2, 3 and 4 are considered “non-routine” matters, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 2, 3 and 4.

Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present

WHO MAY ATTEND THE SPECIAL MEETING?

Our Board has fixed the close of business on the Record Date (March 10, 2023) as the date for a determination of stockholders of Company Common Stock entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Set forth below is a summary of the information you need to attend the virtual Special Meeting.

HOW DO I ACCESS THE VIRTUAL SPECIAL MEETING?

The live audio webcast of the Special Meeting will begin promptly at 3:30 p.m. Eastern Time on May 8, 2023. Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system.

You should ensure that you have a strong internet connection to participate in the Special Meeting, and you should allow plenty of time to login to ensure that you can hear the streaming audio prior to the start of the Special Meeting. In order to attend the meeting virtually, you must first register at www.viewproxy.com/INBS/2023 by 11:59 p.m. Eastern Time on May 7, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

WILL I BE ABLE TO ASK QUESTIONS AND HAVE THESE QUESTIONS ANSWERED DURING THE VIRTUAL SPECIAL MEETING?

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Pane” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

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Appropriate questions related to the business of the Special Meeting (the proposals being voted on) will be answered during the Special Meeting, subject to time constraints. Any such questions that cannot be answered during the Special Meeting due to time constraints will be answered directly with the stockholder as soon as possible after the Special Meeting has completed. Additional information regarding the ability of stockholder to ask questions during the Special Meeting, related to rules of conduct and other materials for the Special Meeting will be available on the virtual meeting platform available at the web address above.

WHAT HAPPENS IF THERE ARE TECHNICAL DIFFICULTIES DURING THE SPECIAL MEETING?

Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the special meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

HOW MANY VOTES DO I HAVE

Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting. Cumulative voting is not permitted. Holders of our preferred stock are not entitled to vote on any matters presented at the Special Meeting.

HOW DO I VOTE?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Continental, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting in person during the Special Meeting.

Over the Internet at the Meeting: In order vote at the Special Meeting, you must first register at www.viewproxy.com/INBS/2023 by 11:59 p.m. Eastern Time on May 7, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

Over the Internet Prior to the Meeting: If you are a stockholder of record, you can also vote your shares prior to the Special Meeting by visiting www.FCRvote.com/INBS and entering the 11-digit control number included on your proxy card. Please see the registration instructions above for voting “Over the Internet at the Meeting.” If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please call 1-866-402-3905, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must complete, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Proxy cards submitted by mail must be received by the time of the Special Meeting in order for your shares to be voted. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board.

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If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

The Special Meeting will be postponed if a quorum is not present at the meeting on May 8, 2023. The presence in person or by proxy at the Special Meeting of not less than one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat (as of the Record Date) will constitute a quorum and is required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

On July 18, 2022, our Board adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), which took effect immediately upon adoption by the Board, that modified the quorum requirement of any meeting of the Company’s stockholders from a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, to not less than one-third the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS AND HOW DO I VOTE BY PROXY?

Whether you plan to attend the Special Meeting or not, we urge you to submit your proxy to vote. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, the full conversion of Series C Preferred Stock issued by the Company pursuant to the terms of a Share Exchange Agreement, dated as of October 4, 2022, and the issuance of shares of Common Stock in connection with such conversion.

2.	“FOR” approval of the full conversion of Series D Preferred Stock issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated as of December 21, 2022, and the issuance of shares of Common Stock in connection with such conversion.

3.	“FOR” approval of an increase in the number of shares of Common Stock authorized for issuance under the 2019 Plan by 50,000 shares.

4.	“FOR” authorization of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 and/or Proposal 3.

5.	In their discretion, upon such other matters as may property come before the meeting.

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If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting that you are revoking your proxy.

3.	You may vote in person (which would include presence at the virtual meeting) at the Special Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1 - Series C Conversion Proposal

Approval of the Series C Conversion Proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Proposal 2 - Series D Conversion Proposal.

Approval of the Series D Conversion Proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Proposal 3 - 2019 Plan Amendment Proposal.

The approval of 2019 Plan Amendment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Proposal 4 - Authorization of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 and/or Proposal 3.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our Directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We have engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $40,000 in total.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor New York, NY 10019 and our telephone number is (646) 828-8258.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

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PROPOSAL 1

APPROVAL OF THE FULL CONVERSION OF SERIES C PREFERRED STOCK

Background

As previously announced, on October 4, 2022, we entered into a Share Exchange Agreement (the “Share Exchange Agreement”), with Intelligent Fingerprinting Limited, a company registered in England and Wales (“IFP”), the holders of all the issued shares in the capital of IFP (collectively, the “Sellers”), and the Sellers’ representatives named therein (the “Sellers’ Representatives”), pursuant to which, among other things, the Company acquired all the issued shares in the capital of IFP that same day (the “IFP Acquisition”). The IFP Acquisition closed on October 4, 2022 (the “Closing”). The Share Exchange Agreement and other definitive agreements entered into in connection with the IFP Acquisition are described below.

Under the terms of the Share Exchange Agreement, the Company is required to file a proxy statement in connection with holding an annual or special meeting of the Company’s stockholders in order to seek stockholder approval of (i) the conversion of the Series C Preferred Stock into Common Stock in accordance with the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designation”) and (ii) any amendments to, or adoption of, any option or warrant plans to give effect to the transactions contemplated under the Share Exchange Agreement (the “Company Stockholder Approval Matters”). This Proposal 1 is included in this Proxy Statement for purposes of seeking stockholder approval for the full conversion of the Series C Preferred Stock into Common Stock. At the Company’s annual meeting of stockholders held on February 8, 2023 (the “Annual Meeting”), our Stockholders voted on, and approved, amending the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) in order to increase the aggregate number of shares of Common Stock authorized for issuance under the 2019 Plan by 50,000 shares (1,000,000 pre-Reverse Stock Split (as such term is defined below)). This amendment to the 2019 Plan was adopted in order to partially fulfill the Company’s obligation under clause (ii) of the matters to be approved in connection with the Company Stockholder Approval Matters. Proposal 3 will further amend the 2019 Plan in order to increase the aggregate number of shares authorized for issuance under the 2019 Plan by an additional 50,000 shares, which will satisfy our obligations under clause (ii) of the matters to be approved in connection with the Company Stockholder Approval Matters.

At the Annual Meeting, our stockholders also approved an amendment to the Company’s amended and restated certificate of incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-35 at any time within 12 months following the date of stockholder approval, with the exact ratio to be set within this range by the Board at its sole discretion without further approval or authorization of our stockholders. On February 8, 2023, the Board approved a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Common Stock and the filing of the Reverse Stock Split Amendment to effectuate the Reverse Stock Split. The Reverse Stock Split became effective at 4:05 p.m., Eastern Time, on February 9, 2023, at which time every twenty shares of the Company’s issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock. No fractional shares were issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share are entitled to the rounding up of the fractional share to the nearest whole number. All share amounts in this Proposal 1 are approximate due to the rounding up of fractional shares in the Reverse Stock Split and the rounding down of fractional shares upon the conversion of Series C Preferred Stock into Common Stock.

The Share Exchange Agreement also requires the Board (provided that nothing in the Share Exchange Agreement shall limit or restrict any director of Company from fulfilling his or her fiduciary duties or powers as members of the Board) to (i) recommend to the Company’s stockholders that they approve the Company Stockholder Approval Matters and (ii) use commercially reasonable efforts to solicit from the Company’s stockholders proxies in favor of the Company Stockholder Approval Matters. Accordingly, the Board unanimously recommends that the Company’s stockholders vote in favor of this Proposal 1.

This Proposal 1 is included in this Proxy Statement for purposes of seeking stockholder approval for the full conversion (i.e., conversion of all Series C Preferred Stock) of the Preferred Stock into Common Stock.

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Definitive Agreements

Share Exchange Agreement

Under the terms of the Share Exchange Agreement, the Company, among other things, acquired from the Sellers all of the issued shares in the capital of IFP, and as consideration therefor, the Company (i) issued to the Sellers 2,963,091 shares of the Common Stock (representing approximately 19.9 percent of the issued and outstanding shares of the Company’s Common Stock at Closing), (ii) issued to the Sellers 2,363,003 shares of the Series C Preferred Stock and (iii) reserved for potential future issuance by the Company up to an additional 1,649,273 shares of Series C Preferred Stock, consisting of (a) 500,000 shares of Series C Preferred Stock that are being held back from the Sellers for one year after the Closing to secure potential indemnification claims by the Company against the Sellers (the “Closing Holdback Stock”) and (b) 1,149,273 shares of Series C Preferred Stock to certain lenders to IFP (the “Lenders”) who may, at each such Lender’s respective option, convert such Lender’s respective loans to IFP into shares of Series C Preferred Stock, contingent upon prior approval of the Company’s stockholders of the conversion of all Series C Preferred Stock into Common Stock, as described below (the “Lender Preferred Shares”).

Under the terms of Share Exchange Agreement, the Company also has an obligation to provide IFP with cash in an amount such that IFP is able to pay cash payments to certain current and former United Kingdom and United States-based employees and directors (the “IFP Bonus Recipients”), in aggregate amounts of £239,707 and $83,043, respectively (the “Cash Bonuses”), plus any applicable employer’s National Insurance contributions. The Cash Bonuses are being paid to the IFP Bonus Recipients in two equal instalments, with the first payment made immediately following the Closing and the second payment to be made on the six-month anniversary of such date.

Also pursuant to the Share Exchange Agreement, the Company agreed to make available to the employees of IFP (the “IFP Employees”) a Company stock option plan in a form and substance satisfactory to the Company in relation to up to 1,000,000 shares Common Stock (pre-Reverse Stock Split) following the Closing on the basis that an equal number of Company stock options will be granted to the IFP Employees and Company employees up to an aggregate amount of 2,000,000 Company stock options (pre-Reverse Stock Split). At the Annual Meeting held on February 8, 2023, our stockholders voted and approved, in partial fulfilment of this obligation, to amend the 2019 Plan in order to increase the aggregate number of shares authorized for issuance under the 2019 Plan by 1,000,000 shares (pre-Reverse Stock Split).

Each of the Company, IFP and the Sellers made certain customary representations and warranties and agreed to certain covenants in the Share Exchange Agreement.

The issuances of the shares of Common Stock and Series C Preferred Stock pursuant to the Share Exchange Agreement were intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemptions provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder, and/or Rule 901 promulgated thereunder with respect to individuals who reside outside of the United States.

Description of Series C Convertible Preferred Stock

The rights, preferences and privileges of the Series C Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock that the Company filed with the Secretary of State of the State of Delaware on October 4, 2022 (the “Series C Certificate of Designation”).

Each share of Series C Preferred Stock (other than the Lender Preferred Shares) will automatically convert into Common Stock upon approval by the Company’s stockholders of the conversion of Series C Preferred Stock into Common Stock at the Special Meeting (i.e., upon approval of this proposal). Each Lender Preferred Share will convert into Common Stock at the option of the applicable holder of such Lender Preferred Shares following approval of the Company’s stockholders of the conversion of Series C Preferred Stock into Common Stock (i.e., upon approval of this Proposal 1).

In the event Company stockholder approval is not received, the Series C Preferred Stock would remain outstanding and not convert into Common Stock. The Series C Preferred Stock does not have any voting rights (other than as required by law) and does not carry dividends or a liquidation preference. The total number of shares of the Company’s preferred stock designated as its Series C Preferred Stock is 4,012,276.

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Each share of Series C Preferred Stock will be automatically converted on the second business day immediately following the applicable Trigger Date (defined below), without the payment of additional consideration by the holder thereof, into such number of shares of Common Stock as is determined by dividing the Original Issue Price (defined below) by the Deemed Common Stock Value (defined below) in effect at the time of conversion. Each share of Closing Holdback Stock will be automatically converted on the business day immediately following the date the Closing Holdback Stock is issued to holders, without the payment of additional consideration by the holder thereof, into such number of shares of Common Stock as is determined by dividing the Original Issue Price by the Deemed Common Stock Value in effect at the time of conversion. For purposes of this Proxy Statement, (i) “Trigger Date” means the earlier to occur of (a) the date the Company’s stockholder approve the Company Stockholder Approval Matters (defined above), or (b) the date which is 60 days following the date on which the Common Stock is no longer listed on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American (clauses (a) and (b), each a “Trigger Date Event”); (ii) “Original Issue Price” means, with respect to the Series C Preferred Stock, a sum equal to $2.181, subject to adjustment; and (iii) Deemed Common Stock Value means an amount initially equal to $0.727, representing the average price of the Common Stock during the period from 27 June – 26 July 2022, subject to adjustment. The number of shares of Common Stock into which the Series C Preferred Stock is convertible is subject to adjustment in the case of any stock dividend, stock split, combinations or other similar recapitalization with respect to the Common Stock. When initially issued, each share of Series C Preferred Stock was convertible into three shares of Common Stock. As a result of the Reverse Stock Split, the Deemed Common Stock Value was increased by a factor of 20, from $0.727 per share to $14.54 per share, and as a result, each share of Series C Preferred Stock is currently convertible into 0.15 shares of Common Stock.

Following the applicable Trigger Date, each share of Series C Preferred Stock held by a RFA Seller will be convertible (rather than be automatically converted as described in the preceding paragraph) at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of shares of Common Stock as is determined by dividing the Original Issue Price by the Deemed Common Stock Value in effect at the time of conversion. For purposes of this Proxy Statement, “RFA Seller” means The Ma-Ran Foundation and The Gary W. Rollins Foundation.

Registration Rights Agreement

Concurrently with the IFP Acquisition, the Company and the Sellers entered into separate registration rights agreements (the “Series C Registration Rights Agreements”) granting the Sellers customary registration rights with respect to the shares of Common Stock and Series C Preferred Stock acquired by the Sellers from the Company in the IFP Acquisition.

Investors’ Rights Agreement

Concurrently with the IFP Acquisition, the Company and each of The Ma-Ran Foundation and The Gary W. Rollins Foundation, each of which is also a Seller (together, the “Investors”), entered into an investors’ rights agreement (the “Investors’ Rights Agreement”), pursuant to which, among other things, the Investors received, subject to satisfaction of certain specified minimum securities holding requirements in the Company, certain governance rights effective as of the Closing, including the right to designate up to two directors to the Board and certain approval rights with respect to actions taken by the Company.

Voting Agreements

Concurrently with the IFP Acquisition, the Company and the Sellers entered into a voting agreement (the “Sellers Voting Agreement”) pursuant to which, among other things, each Seller agreed to vote such Seller’s respective shares of Common Stock until the completion of the annual meeting of the Company’s stockholders for the Company’s fiscal year ended June 30, 2023, in favor of (i) each proposal contained in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 6, 2022, (ii) any proposal presented to the stockholders which is expressly contemplated by the Share Exchange Agreement, (iii) any proposal presented to the stockholders with a unanimous Board’s recommendation to vote in favor of such proposal that has the primary intent of taking one or more actions that would be necessary or advisable for the Company to remain in compliance with the applicable listing requirements of the Nasdaq Stock Market, including, for the avoidance of doubt, any reverse stock split, and (iv) any proposal to adjourn or postpone any meeting of the Company’s stockholders at which any of the foregoing matters requiring such Stockholder’s approval are submitted for consideration and vote of the Company’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters requiring stockholders’ approval.

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In addition, the Company, the Sellers’ Representatives and the officers and directors of the Company who owned shares of Common Stock at the time of the Closing entered into separate voting agreements pursuant to which, among other things, such officers and directors of the Company agreed to vote their respective shares of Common Stock in favor of the approval of the conversion of the Series C Preferred Stock into Common Stock in accordance with the Series C Certificate of Designation until the completion of the annual meeting of the Company’s stockholders for the Company’s fiscal year ended June 30, 2023 (the “Company Voting Agreements”).

Loan Agreements

Effective contemporaneously with the Closing, the Company entered into an amendment to the bridge facility agreement between the Company and IFP, dated as of June 16, 2022, pursuant to which, among other things, the $500,000 loan from the Company to IFP will remain outstanding following the date of the Closing until the second anniversary of the date of the Closing (the “Company-IFP Loan Agreement”).

In addition, the Company entered into various loan agreements in the aggregate amount of £1,254,270.26, including accrued interest, pursuant to which IFP is the borrower and the Company became a guarantor of IFP’s obligations thereunder (the “IFP Loan Agreements” and, together with the Company-IFP Loan Agreement, the “Loan Agreements”). Under the Loan Agreements, the loans thereunder remained outstanding following the Closing and (x) the loans and certain accrued interest will convert into shares of IFP, which shares of IFP will be immediately transferred to the Company in exchange for shares of Series C Preferred Stock and Common Stock (as set forth in the Share Exchange Agreement) (the “Loan Conversion”) following approval of the Company Stockholder Approval Matters or (y) the loans and certain accrued interest will become repayable on the second anniversary of the date of the Closing. The loans bear interest at 17% per annum on a compounded basis, increasing to 22% per annum on a compounded basis with effect from the date that falls 12 months following the date of the Closing, if the Company Stockholder Approval Matters have not been approved by the Company’s stockholders by such date. The IFP Loan Agreements provide for customary affirmative and negative covenants and events of default.

Under the terms of the Share Exchange Agreement if, and to the extent the conversion of the Series C Preferred Stock occurs on or prior to the first anniversary of the closing date of the IFP Acquisition, the balance of the maximum number of shares of Series C Preferred Stock reserved in connection with the Loan Conversion (1,149,273 shares of Preferred Stock (172,390 shares of post-conversion Common Stock)) that are not issued in the Loan Conversion will instead convert into a number of shares, rounded to the nearest whole share, of Common Stock and be distributed amongst the Sellers in accordance with their respective pro-rata entitlements, with such shares being deferred consideration issued in consideration for the sale of their IFP shares.

The approval of this Proposal 1 is deemed to be the approval for the full conversion of all Series C Preferred Stock, including the approval for the issuance of Common Stock upon the conversion of the Series C Preferred stock issued in connection with the Loan Conversion. The maximum number of shares of Common Stock issuable in connection with the Loan Conversion is 172,390 shares.

The foregoing descriptions are not complete. The full text of the Share Exchange Agreement, the Series C Certificate of Designation, the Investors’ Rights Agreement, the Series C Registration Rights Agreements, the Sellers Voting Agreement, the Company Voting Agreement and the Loan Agreements, are attached as Exhibits 2.1 and 3.1 and Exhibits 10.1 through 10.13, respectively, to our Current Report on form 8-K filed with the SEC on October 11, 2022.

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Dilution

If this Proposal 1 is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock upon the conversion of the shares of Series C Preferred Stock. Upon full conversion of the Series C Preferred Stock (i.e., conversion of all Series C Preferred Stock), 601,840 additional shares of our Common Stock will be outstanding and the ownership interest of our existing stockholders, other than the Sellers, would be correspondingly reduced.

The number of shares of our Common Stock described above or in the tables below (the “Series C Conversion Tables”) does not give effect to (i) the issuance of additional shares of our Common Stock due to potential future adjustments on the Series C Preferred Stock, (ii) the issuance of shares of our Common Stock pursuant to other outstanding options and warrants, (iii) any other future issuances of our Common Stock or (iv) the rounding of fractional shares upon conversion of preferred stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

The Series C Conversion Tables show the number of shares of Common Stock that the Sellers will receive as a percentage of the Company’s outstanding Common Stock after conversion, as each tranche of Series C Preferred Stock converts into Common Stock. For purposes of Series C Conversion Table, the number of shares of Common outstanding as of March 10, 2023 is 1,583,890 shares, and the number of shares of Common Stock issuable upon the full conversion of the Series C Preferred Stock is 601,840 shares.

SERIES C CONVERSION TABLE

(Share amounts are approximate due to rounding of fractional shares)

	Series C Preferred Stock issued at Closing of the IFP Acquisition(1)	NON-RFA SELLER Series C Preferred Stock held back for IFP Convertible Loans(2)*	RFA SELLER Series C Preferred Stock held back for IFP Convertible Loans(3)*	Holdback Series C Preferred Stock (4)	Outstanding following conversion of all outstanding Series C Preferred Stock, but NOT Series D Preferred Stock

Number of Series C Preferred Shares Issued	2,363,003	77,393	1,071,880	500,000	4,012,276
Common Stock Equivalent Upon Conversion of Series C Preferred Stock	354,450	11,608	160,782	75,000	601,840
Series C Preferred Stock as a percentage of outstanding Common Stock POST-CONVERSION of preferred stock noted in column headings (includes only prior issuances and conversions to Sellers and assumes no other issuances).	18.29%	0.60%	7.62%	3.43%	27.53%

*Original Issue Price per share ($2.181) divided by Deemed Common Stock Value per share ($0.727) results in 3 shares of Common Stock for each share of Series C Preferred Stock. With regard to the IFP Loan Agreements, the USD:GBP exchange rate is deemed to be 1:0.8.

**The total number of shares of Common Stock issuable upon conversion of all Series D Preferred Stock is 26,472 shares.

(1) These shares of Series C Preferred Stock will be automatically converted on the second business day immediately following the applicable Trigger Date (defined above).

(2) IFP Loan Agreements with a non-RFA Seller (defined below) as lender. The loans and certain accrued interest under these IFP Loan Agreements will convert into shares of IFP, which shares of IFP will then be transferred to the Company in exchange for shares of Common Stock and Series C Preferred Stock (as set forth in the Share Exchange Agreement) on the date the Company’s stockholders approve the conversion of the Series C Preferred Stock. If the Company’s stockholders do not approve the conversion of the Series C Preferred Stock prior to the second anniversary of the Closing, the lenders under the IFP Loan Agreements will instead be entitled to repayment of their respective outstanding loan amounts in cash. If the conversion of the loans has not occurred within 12 months of the Closing, the interest that the respective loans bear will increase from 17% to 22% per annum. The “RFA Sellers” are The Ma-Run Foundation and the Gary W. Rollins Foundation and the non-RFA Sellers are all Sellers other than the RFA Sellers.

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(3) IFP Loan Agreement with RFA Sellers as lenders. The loans and certain accrued interest under these IFP Loan Agreement may, at the RSA Sellers’ option (both as to whether to convert and when to convert), be converted into shares of IFP contingent on Company’s stockholders approval of the conversion of the Series C Preferred Stock. If the Company’s stockholders do not approve the conversion of the Series C Preferred Stock prior to the second anniversary of the Closing, the lenders under the IFP Loan Agreements will instead be entitled to repayment of their respective outstanding loan amounts in cash. No interest will accrue under the IFP Convertible Loans held by the RFA Sellers following the date the Company’s stockholders approval of the conversion of the Series C Preferred Stock.

(4) 500,000 shares of Series C Preferred Stock, are being held back from the Sellers for one year after the Closing to secure potential indemnification claims by the Company against the Sellers. Following this period, any remaining shares of Series C Preferred Stock with then convert to Common Stock if a Trigger Date Event has occurred. If such conversion has not yet been approved, these shares will convert on the second business day immediately following the applicable Trigger Date.

Outstanding following conversion of all outstanding Series C Preferred Stock AND Series D Preferred Stock
Common Stock equivalent upon conversion of Series C Preferred Stock AND Series D Preferred Stock	628,312
Series C Preferred Stock as a percentage of outstanding Common Stock POST-CONVERSION of Series C Preferred Stock AND Series D Preferred Stock.	27.21%

Stockholder Approval Required

Our Common Stock is listed on the NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Share Exchange Agreement, we are seeking stockholder approval of this Proposal 1.

Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering for cash and (a) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (b) the number of shares of common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, the Company may issue 20% or more of our outstanding Common Stock or 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the Share Exchange Agreement and the Loan Agreements.

Under NASDAQ Listing Rule 5635(d), stockholder approval is required for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance, for a price less than the “Minimum Price” as defined in the NASDAQ Listing Rules.

As the full conversion of Series C Preferred Stock issued in connection with the IFP Acquisition into Common Stock requires approval under NASDAQ Listing Rules 5635(a) and 5635(d), we seek your approval of such full conversion (i.e. conversion of all Series C Preferred Stock) in order to satisfy the requirements of NASDAQ Listing Rules 5635(a) and 5635(d),

Pursuant to the Share Exchange Agreement, the Company agreed to seek the approval of its stockholders for the conversion of all Series C Preferred Stock into Common Stock, which includes those shares of Series C Preferred Stock issuable in connection with the Loan Conversions. In connection with such agreement, the Company entered into voting agreements described above pursuant to which the parties thereto agreed to, among other things, vote in favor of this proposal. The approval of this proposal at the Special Meeting would constitute such approval for purposes of the Share Exchange Agreement and pursuant to NASDAQ Listing Rule 5635.

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Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Share Exchange Agreement or the closing of the IFP Acquisition, as the Share Exchange Agreement has already been executed and delivered, and the closing of the IFP Acquisition has already occurred. The failure of our stockholders to approve this Proposal 1 will mean that the conversion of our outstanding loans and certain accrued interest under the IFP Loan Agreements into Series C Preferred Stock and then Common Stock will be delayed or may not occur at all. If the Company is unable to convert the loans under the IFP Loan Agreements with non-RFA Sells within 12 months of the Closing, the interest that the respective loans bear will increase from 17% to 22% per annum. Additionally, if this Proposal 1 is not approved by our stockholders, we may be required to repay our obligations under these loans in cash, rather than by the conversion into Series C Preferred Stock and then Common Stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the IFP Loan Agreements in cash rather than stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing, which may result in additional transaction expenses.

If our stockholders do not approve this Proposal 1, we currently intend to continue seeking stockholder approval of this proposal until we receive stockholder approval of this proposal. As such, our failure to obtain stockholder approval of this proposal will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Vote Required

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the full conversion of Series C Preferred Stock (this Proposal 1).

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PROPOSAL 2

APPROVAL OF THE FULL CONVERSION OF SERIES D PREFERRED STOCK

Background

As previously announced, on December 21, 2022, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with 14 investors (the “Series D Investors”), pursuant to which the Company agreed to issue and sell to the Series D Investors in a Regulation S private placement (the “December 2022 Private Placement”) shares of the Company’s Series D Preferred Stock and warrants representing the right to purchase shares of Common Stock (the “Series D Warrants”). The Securities Purchase Agreement and other definitive agreements entered into in connection with the December 2022 Private Placement are described below.

This Proposal 2 is included in this Proxy Statement for purposes of seeking stockholder approval for the full conversion (i.e. conversion of all Series D Preferred Stock) of the Preferred Stock into Common Stock (i.e. conversion of all Series D Preferred Stock).

All share amounts in this Proposal 2 are approximate due to the rounding up of fractional shares in the Reverse Stock Split and the rounding down of fractional shares upon the conversion of Series D Preferred Stock into Common Stock.

Definitive Agreements

Securities Purchase Agreement

Under the terms of the Securities Purchase Agreement, the Company issued to the Series D Investors (i) 176,462 shares of the Series D Preferred Stock, and (ii) 529,386 Series D Warrants, with each warrant representing the right to purchase 0.05 shares of Common Stock (initially 1 share pre-Reverse Stock Split). An additional 26,469 warrants were issued to Winx Capital Pty Ltd., the placement agent for the December 2022 Private Placement, with each warrant initially representing the right to purchase 0.05 shares of Common Stock (initially 1 share pre-Reverse Stock Split) (the “Winx Warrants”). The Series D Warrants have an exercise price of $5.80 per share post-Reverse Stock Split (initially $0.29 per share pre-Reverse Stock Split) (subject to adjustment) and expire June 22, 2028. The Winx Warrants have an exercise price of $10.40 per share (initially $0.52 per share pre-Reverse Stock Split) (subject to adjustment) and expire five years following the effective date of a registration statement covering the resale of Common Stock underlying the Series D Preferred Stock acquired by the Series D Investors. The Series D Preferred Stock and Series D Warrants were sold together as a unit (“Unit”), with each Unit consisting of one share of Series D Preferred Stock and three Series D Warrants. Each share of Series D Preferred Stock is convertible into 0.15 shares of Common Stock (initially 3 shares pre-Reverse Stock Split) (subject to adjustment upon the occurrence of specified events). The purchase price for the Units was $1.25 per Unit. The Units offering price and the Series D Warrants exercise price were priced above the Nasdaq “Minimum Price” as that term is defined in Nasdaq Rule 5635(d)(1). The shares of Series D Preferred Stock are convertible into an aggregate of 26,472 shares of Common Stock (initially 529,386 shares pre-Reverse Stock Split) following stockholder approval of such conversion and without the payment of additional consideration.

Approximately 15.10% of funds raised in the December 2022 Private Placement were secured from the following members of the Company’s senior management:

Investor and Position with the Company	Shares of Series D Preferred Stock Purchased	Warrants Purchased	Aggregate Purchase Price
Spiro Sakiris (indirectly), Chief Financial Officer	15,993	47,979	$19,991.25
Manuel Kostandas, Director of Global Integration	10,662	31,986	$13,327.50

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Each of the Company and the Series D Investors made certain customary representations and warranties and agreed to certain covenants in the Securities Purchase Agreement.

The issuance of the shares of Common Stock and Series D Preferred Stock pursuant to the Securities Purchase Agreement were intended to be exempt from registration under the Securities Act by virtue of the exemptions provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder.

Description of Series D Convertible Preferred Stock

The rights, preferences and privileges of the Series D Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) that the Company filed with the Secretary of State of the State of Delaware on December 22, 2022. The total number of shares of preferred stock designated as its Series D Preferred Stock is 500,000 shares.

The Series D Certificate of Designation provides that the Series D Preferred Stock will have no voting rights other than (i) as required by law, and (ii) the right to vote as a class on certain matters related to any proposal to adopt an amendment to the certificate of incorporation of the Company to reclassify the outstanding shares of Common Stock of the Company into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment. Holders of the Series D Preferred Stock were given the opportunity to vote on the reverse stock split at the annual meeting of the Company’s stockholders held on February 8, 2023 (the Annual Meeting).

Under the Series D Certificate of Designation, each share of Series D Preferred Stock had the right to cast 20,000 votes per share on any proposal or resolution presented to the stockholders of the Company for the purpose of obtaining stockholder approval of (a) any proposal to adopt an amendment to the certificate of incorporation of the Company to effect a reverse stock split (the “Reverse Stock Split Proposal”) and (b) any resolution or proposal to adjourn any meeting of stockholders called for the purpose of voting on the Reverse Stock Split (the “Adjournment Proposal”). In accordance with the Series D Certificate of Designation, votes cast by the holders of the Series D Preferred Stock were counted by the Company in the same proportion as shares of Common Stock were voted (excluding any shares of Common Stock that are not voted) on the Reverse Stock Split Proposal and the Adjournment Proposal.

As previously disclosed, the stockholders of the Company (including holders of the Series D Preferred Stock) approved an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-35 at any time within 12 months following the date of stockholder approval, with the exact ratio to be set within this range by the Board. On February 8, 2023, the Board approved a 1-for-20 reverse stock split of the Company’s Common Stock and the filing of the Amendment to effectuate the reverse stock split. On February 9, 2023, the Company filed the Amendment in order to effect 1-for-20 reverse stock split of the Company’s Common Stock.

Each share of Series D Preferred Stock will convert into Common Stock at the option of the Series D Investors, without the payment of additional consideration, following approval of the Company’s stockholders of the conversion of the Series D Preferred Stock into Common Stock. In the event Company stockholder approval is not received, the Series D Preferred Stock would remain outstanding and not convert into Common Stock. The number of shares of Common Stock into which the Series D Preferred Stock is convertible is subject to adjustment in the case of any stock dividend, stock split, combinations or other similar recapitalization with respect to the Common Stock. Each share of Series D Preferred Stock is convertible into 0.15 shares of Common Stock (initially 3 shares pre-Reverse Stock Split) (subject to adjustment upon the occurrence of specified events). The Series D Preferred Stock does not carry dividend or liquidation preference.

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Warrants

The Series D Warrants have an exercise price of $5.80 per share post-Reverse Stock Split (initially $0.29 per share pre-Reverse Stock Split) (subject to adjustment) and will be exercisable six months following the date of issuance, and will expire five years following the initial exercise date (June 22, 2028). Each warrant represents the right to purchase 0.05 shares of Common Stock (initially 1 share pre-Reverse Stock Split). The exercise price and the number of shares of Common Stock issuable upon exercise of each Series D Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In addition, in certain circumstances, upon a fundamental transaction, a holder of Series D Warrants will be entitled to receive, upon exercise of the Series D Warrants, the kind and amount of securities of the successor or surviving corporation, or, under certain circumstances, cash or other property that such holder would have received had they exercised the Series D Warrants immediately prior to the fundamental transaction.

Registration Rights Agreement

Concurrently with the entry into the Securities Purchase Agreement, the Company and the Series D Investors entered into a Registration Rights Agreement (the “Series D Registration Rights Agreement”) granting the Series D Investors customary registration rights with respect to the shares of Common Stock underlying the Series D Preferred Stock and Series D Warrants acquired by the Series D Investors in the December 2022 Private Placement.

The foregoing descriptions are not complete. The full text of the Securities Purchase Agreement, the Series D Certificate of Designation, Warrant, and Series D Registration Rights Agreement are filed as Exhibits 10.1, 3.1, 4.1 and 10.2, respectively, to our Current Report on form 8-K filed with the SEC on December 22, 2022.

Dilution

If this Proposal 2 is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of shares of Series D Preferred Stock. Upon conversion in full of all shares of Series D Preferred Stock, 26,472 additional shares of our Common Stock will be outstanding and the ownership interest of our existing stockholders, other than the Series D Investors, would be correspondingly reduced.

The number of shares of our Common Stock described above or in the table below (the “Series D Conversion Table”) does not give effect to (i) the issuance of additional shares of our Common Stock due to potential conversion adjustments to our Series C Preferred Stock or Series D Preferred Stock, (ii) the issuance of shares of our Common Stock pursuant to other outstanding options and warrants, (iii) any other future issuances of our Common Stock or (iv) the rounding of fractional shares upon conversion of preferred stock.

The Series D Conversion Tables show the number of shares of Common Stock that the Series D Investors will receive upon full conversion of the Series D Preferred Stock into Common Stock, as (i) a percentage of the Company’s outstanding Common Stock if the conversion of the Company’s Series C Preferred Stock (Proposal 1) is NOT approved by our stockholders; and (ii) a percentage of the Company’s outstanding Common Stock following the full conversion of the Company’s Series C Preferred Stock (if Proposal 1 is approved by our stockholders). For purposes of Series D Conversion Table, the number of shares of Common Stock outstanding as of March 10, 2023 is 1,583,890 shares, and the number of shares of Common Stock issuable upon the full conversion of the Series D Preferred Stock is 26,472 shares.

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SERIES D CONVERSION TABLE

(Share amounts are approximate due to rounding of fractional shares)

	Following Conversion of all outstanding Series D Preferred Stock, but NOT Series C Preferred Stock	Following Conversion of all outstanding Series D Preferred Stock, AND Series C Preferred Stock (Proposal 1)*
Number of Series D Preferred Shares Issued	176,462	176,462
Common Stock Equivalent Upon Conversion of Series D Preferred Stock	26,472	26,472
Series D Preferred Stock as a percentage of outstanding Common Stock POST-CONVERSION of preferred stock noted in column headings (assumes no other issuances).	1.64%	1.20%

*The total number of shares of Common Stock issuable upon conversion of all Series C Preferred Stock is 601,840 shares.

Outstanding following conversion of all outstanding Series C Preferred Stock AND Series D Preferred Stock
Common Stock equivalent upon conversion of Series C Preferred Stock AND Series D Preferred Stock	628,312
Series D Preferred Stock as a percentage of outstanding Common Stock POST-CONVERSION of Series C Preferred Stock AND Series D Preferred Stock.	1.20%

Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement or the closing of the December 2022 Private Placement, as the Securities Purchase Agreement has already been executed and delivered, and the closing of the December 2022 Private Placement has occurred.

The failure of our stockholders to approve this Proposal 2 will mean that the conversion of Series D Preferred Stock will be delayed or may not occur at all. If our stockholders do not approve the full conversion of Series D Preferred Stock, we currently intend to continue seeking stockholder approval of this proposal until we receive stockholder approval for the full conversion of Series D Preferred Stock. As such, our failure to obtain stockholder approval of this Proposal 2 will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the full conversion of Series D Preferred Stock (this Proposal 2).

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PROPOSAL 3

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON

STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2019 PLAN

The 2019 Long Term Incentive Plan was adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to our success, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

All share amounts in this Proposal 3 have been adjusted to reflect the 1-for-20 Reverse Stock Split that was effected on February 9, 2023.

The 2019 Plan as originally approved, provides for the issuance of a maximum of 25,000 shares of Common Stock in connection with the grant of options and/or other stock-based or stock-denominated awards. At the Annual Meeting held on February 8, 2023, the Company’s stockholders approved increasing the number of shares of Common Stock authorized for issuance under the 2019 Plan by 50,000 shares of Common Stock (the “First Plan Amendment”).

At the time the First Plan Amendment, was adopted, we did not have any shares available for issuance under the 2019 Plan. In addition, under the terms of the Share Exchange Agreement entered into in connection with the IFP Acquisition, we agreed to make available to IFP Employees, a stock option plan in form and substance satisfactory to Company in relation to up to 50,000 shares of Common Stock following closing of that transaction on the basis that an equal number of Company stock options will be granted to the IFP Employees and Company employees, up to an aggregate amount of 100,000 Company stock options. The First Plan Amendment partially fulfilled this obligation. In connection with satisfying this obligation under Share Exchange Agreement, the Board, upon the recommendation of the Compensation Committee, has approved an amendment to the 2019 Plan to increase the aggregate number of shares authorized for issuance by an additional 50,000 shares.

As of March 10, 2023, we had 50,000 shares available for issuance under the 2019 Plan. Our Board believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success.

The 2019 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2019 Plan by 50,000 shares (the “Second Plan Amendment”), which would give us greater flexibility to provide equity compensation to eligible recipients and enable us to fulfil our obligations under the Share Exchange Agreement.

Accordingly, on March 29, 2023, subject to stockholder approval, our Board approved increasing the total number of shares authorized for issuance under the 2019 Plan by 50,000 shares, and our Board is now submitting the proposed amendment, as reflected in the amended 2019 Plan attached to this proxy statement as Appendix A (as so amended, the “Amended 2019 Plan”) for stockholder approval. As proposed for approval, the Second Plan Amendment (as reflected in the Amended 2019 Plan), will increase the number of shares of our Common Stock subject to the 2019 Plan from 75,000 shares to 125,000 shares. In addition to increasing the number of shares of our Common Stock subject to the 2019 Plan, the Amended 2019 Plan will also be updated to reflect post-Reverse Stock Split share amounts.

The closing sale price of our Common Stock quoted on the NASDAQ Capital Market on April 6, 2023, was $2.78 per share.

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Description of Second Plan Amendment.

The 2019 Plan will be amended by:

●	deleting the number 75,000 (1,500,000, pre-Reverse Stock Split) from the first sentence of Section 3.1 thereof and replacing it with the number “125,000.”

The 2019 Plan will be updated to reflect Reverse Stock Split related adjustments by:

●	deleting the number 20,000 from the last sentence of Section 2.2 thereof and replacing it with the number “1,000.”

Description of 2019 Plan, as amended.

Administration

The 2019 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2019 Plan

As amended, 125,000 shares of our Common Stock will be available for issuance under the 2019 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of Common Stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our Common Stock as a result of a dividend on shares of Common Stock payable in shares of Common Stock, Common Stock forward stock split or reverse stock split or other extraordinary or unusual event that results in a change in the shares of Common Stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render, significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board, we estimate that as of March 10, 2023, approximately 50 individuals are eligible to participate in the 2019 Plan.

Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of Common Stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of Common Stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

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An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of Common Stock having a fair market value equal to the excess fair market value of one share of Common Stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of Common Stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

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Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date shares of Common Stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals.

The 2019 Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award, except to the extent the committee provides for the right to receive dividend equivalents.

Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2019 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock.

In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, which has been approved by the Board, the committee may (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2019 Plan, (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award, and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid all or the applicable portion of the award based upon the committee’s determination. For this purpose, gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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Notwithstanding any provisions of the 2019 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price. Non-employee directors may not be granted any awards covering more than 1,000 shares of Common Stock in any calendar year.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our Common Stock. Our obligations under the 2019 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

New Plan Benefits

Under the terms of the Share Exchange Agreement entered into in connection with the IFP Acquisition, we agreed to make available to IFP Employees, a stock option plan in form and substance satisfactory to Company in relation to up to 50,000 shares of Common Stock following closing of that transaction on the basis that an equal number of Company stock options will be granted to the IFP Employees and Company employees, up to an aggregate amount of 100,000 Company stock options. Notwithstanding the foregoing, it is not possible to determine specific amounts that may be awarded in the future under the 2019 Plan because grants of awards under the 2019 Plan are at the discretion of the Compensation Committee.

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Equity Compensation Plan Information

Securities Authorized for Issuance Under Equity Compensation Plans

	Equity Compensation Plan Information As of June 30, 2022
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	500,000	(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	500,000

(1) Securities remaining available for issuance under the 2019 Plan. The Company filed a registration statement (Form S-8) on August 5, 2022 for the registration of 500,000 shares of the Company’s Common Stock, issuable pursuant to the Intelligent Bio Solutions Inc. 2019 Long Term Incentive Plan. On October 6, 2022, the Company issued 500,000 common shares to its employees under the 2019 Plan. These shares vested immediately upon issuance.

Vote Required

The approval of this Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” the approval of an increase in the number of shares of Common Stock authorized for issuance under the 2019 Plan by 50,000 shares (this Proposal 3).

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PROPOSAL 4

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING,

IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1,

PROPOSAL 2 AND/OR PROPOSAL 3.

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, Proposal 2 and/or Proposal 3, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1, Proposal 2 and/or Proposal 3. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, Proposal 2 and/or Proposal 3, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The approval of this Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of this proposal and abstentions will be counted as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” authorization of an adjournment of the Special Meeting (this Proposal 4), if necessary, to solicit additional proxies in favor of Proposal 1, Proposal 2 and/or Proposal 3.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of March 10, 2023 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Common Stock.

This table is based upon information supplied by officers and directors as well as Schedules 13D or 13G filed with the SEC by beneficial owners of more than five percent of our Common Stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 1,583,890 shares of our Common Stock outstanding on March 10, 2023. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our Common Stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of March 10, 2023. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise set forth below, the address of the beneficial owner is c/o Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY 10019.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned+
Executive officers and directors:
Dr. Steven Boyages(1)	3,750	*
Lawrence Fisher(2)	750	*
Jonathan S. Hurd(3)	750	*
Jason Isenberg	0	0%
David Jenkins	0	0%
Dr. George Margelis(4)	750	*
Spiro Sakiris(5)	6,486	*
Harry Simeonidis(6)	4,030	*
Christopher Towers(7)	790	*
All Executive Officers and Directors as a group (9 persons)	17,306	*
5% Stock Holder
Life Science Biosensor Diagnostics(8)	150,000	8.65%
Lind Global Fund II LP(9)	159,310	9.99%
Ionic Ventures, LLC(10)	159,310	9.99%

*	Less than 1%.
(1)	Consists of 3,750 shares of Common Stock.
(2)	Consists of 750 shares of Common Stock.
(3)	Consists of 750 shares of Common Stock.
(4)	Consists of 750 shares of Common Stock.
(5)	Consists of (i) 6,262 shares of Common Stock, (ii) currently exercisable Series A Warrants to purchase 74 shares of the Common Stock and (iii) 150 shares of Common Stock that will be issuable upon exercise of the pre-IPO warrants held by Mr. Sakiris during the one-year period commencing on the second anniversary of the consummation of December 2020 IPO. Does not include 15,993 shares of Series D Preferred Stock, which will be convertible into 2,398 shares of Common Stock if the conversion of Series D Conversion Proposal (Proposal 3) is approved by our stockholders.
(6)	Consists of 4,030 shares of Common Stock.
(7)	Consists of 790 shares of Common Stock.

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(8)	Consists of 5-year non-transferrable warrant to purchase 150,000 common shares of the Company’s Common Stock at the exercise price of $340 per share, expiring December 31, 2025. The principal business address of Life Science Biosensor Diagnostics Pty Ltd is Level 9, 85 Castlereagh St Sydney, 2000, NSW Australia.
(9)	Based on information provided in the Schedule 13G filed by Lind Global Fund II LP, Lind Global Partners II LLC and Jeff Easton, and other information known by the Company. Consists of (i) 148,500 shares of Common Stock and (ii) warrants to purchase 10,810 shares of Common Stock. Does not include warrants to purchase 33,740 shares of Common Stock. The warrants to purchase Common Stock include a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the Company (the “Beneficial Ownership Limitation”). The number of warrants included in clause (ii) of the second sentence of this footnote reflects the number of warrants estimated by the Company to fall within the allowable threshold of the 9.99% Beneficial Ownership Limitation. Lind Global Partners II LLC, the general partner of Lind Global Fund II LP, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. Jeff Easton, the managing member of Lind Global Partners II LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. The principal business address of Lind Global Fund II LP, Lind Global Partners II LLC and Jeff Easton is 444 Madison Ave, Floor 41, New York, NY 10022
(10)	Based on information provided in the Schedule 13G filed by Ionic Ventures, LLC (“Iconic”),
Brendan O’Neil and Keith Coulston, and other information known by the Company. Consists of (i) 148,500 shares of Common Stock and (ii) warrants to purchase 10,810 shares of Common Stock. Does not include warrants to purchase 33,740 shares of Common Stock. The warrants to purchase Common Stock include a 9.99% Beneficial Ownership Limitation. The number of warrants included in clause (ii) of the second sentence of this footnote reflects the number of warrants estimated by the Company to fall within the allowable threshold of the 9.99% Beneficial Ownership Limitation. Ionic has the power to dispose of and the power to vote the Shares beneficially owned by it, which power may be exercised by its managers, Mr. O’Neil and Mr. Coulston. Mr. O’Neil and Mr. Coulston, as managers of Ionic, have shared power to vote and/or dispose of the Shares beneficially owned by Ionic. Neither Mr. O’Neil nor Mr. Coulston directly owns any Common Stock of the Issuer. By reason of the provisions of Rule 13d-3 of the Act, each of Mr. O’Neil and Mr. Coulston may be deemed to beneficially own the Shares beneficially owned by Ionic. The principal business address of Iconic, Mr. O’Neil and Mr. Coulston is 142 West, 57th Street, 11th Floor, New York, NY 10019.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically-filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on the Company’s website at http://ibs.inc. Information included on our website is not a part of this proxy statement.

Any requests for copies of information, reports or other filings with the SEC should be directed to: Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY, 10019, Attention: Corporate Secretary. We will provide copies of these reports without cost upon request by eligible stockholders.

You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information. A representative of the Company’s independent registered public accounting firm, BDO Audit Pty Ltd., is not expected to be present at the virtual special meeting, and will therefore not have an opportunity to make a statement or to respond to questions from our stockholders.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor, Alliance Advisors, at:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

1-877-495-1276 (toll free) (United States)

283-119-331 (standard rates apply) (Australia)

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OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Special Meeting, nor does it know of any matters which other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY, 10019, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials or Notices of Internet Availability at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next special meeting of stockholders and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than September 6, 2023, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our executive offices located at Intelligent Bio Solutions Inc., 142 West, 57th Street, 11th Floor, New York, NY, 10019, Attn: Secretary.

For any proposal that is not submitted for inclusion in the proxy statement for our next special meeting (as described in the preceding paragraph) but is instead sought to be presented directly at our next special meeting, the rules of the SEC permit management to vote proxies in its discretion if we do not receive notice of the proposal on or before the deadline for advance notice set forth in our Bylaws as described below.

Our Bylaws provide that in order for business to be properly brought before an special meeting of stockholders by a stockholder (outside of Rule 14a-8), notice thereof must be must be delivered to or mailed and received by Corporate Secretary at the above address not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the special meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made, whichever first occurs.

Proposals and notices must comply with the applicable content requirements set forth in our Amended and Restated Bylaws.

Whether or not you expect to be present at the Special Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Special Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors

/s/ Harry Simeonidis
Harry Simeonidis
President and Chief Executive Officer

New York, New York

April 10, 2023

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Appendix A

INTELLIGENT BIO SOLUTIONS INC.

2019 Long Term Incentive Plan

As Amended _______, 2023

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company. A Change in Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(i) “Company” means Intelligent Bio Solutions Inc., a corporation organized under the laws of the State of Delaware.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 12.1.

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(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means the Company’s 2019 Long Term Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under

Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

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(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company or any Subsidiary or Affiliate outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

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Notwithstanding anything to the contrary, the Committee shall not grant to any non-employee directors awards covering more than 1,000 shares of Common Stock in any year.

2.3. Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and Affiliates and the Holders.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 125,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

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Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries or Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or its Parent or one of its Subsidiaries (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries or Parent with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

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(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or its Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(k) Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries and Affiliates) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant. The Committee may award shares of Restricted Stock. In addition, the Committee may award Restricted Stock Units. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2. Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3. Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restriction Period with respect to the award of the Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

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(c) Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If there is a Change of Control that has not been approved by the Company’s Board of Directors, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of an Asset Sale, or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder the all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

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Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the day immediately prior to the consummation of the Company’s initial public offering pursuant to a registration statement declared effective by the SEC. The Plan has been approved by the Company’s stockholders, consistent with applicable laws, simultaneously with the adoption of the Plan by the Company’s Board.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, a Subsidiary, Parent or Affiliate is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, a Subsidiary, Parent or Affiliate, (ii) solicits any customers or employees of the Company, a Subsidiary, Parent or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information of the Company, a Subsidiary, Parent or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, a Subsidiary, Parent or Affiliate, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company or its Subsidiary or Affiliate is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(b) Termination for Cause. If a Holder’s employment with the Company or its Subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having a Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option, or (3) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

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(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, a Subsidiary, Parent or Affiliate any right to continued employment with the Company, a Subsidiary, Parent or Affiliate, nor shall it interfere in any way with the right of the Company, a Subsidiary, Parent or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5. Provisions for Foreign Participants. The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.6. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company, a Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary or Affiliate shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.7. Lock-Up Period. The Company may, at the request of any underwriter or placement agent, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

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12.8. Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and any Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and any Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or any Parent, Subsidiary or Affiliate; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and any Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and any Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.9. Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.10. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.11. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13. Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.15. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

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12.16. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17. Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.19. Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.22. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

***

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PROXY

INTELLIGENT BIO SOLUTIONS INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Steven Boyages and Spiro Sakiris, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Intelligent Bio Solutions Inc. (the "Company") which the undersigned is entitled to vote at the virtual Special Meeting of Stockholders (the "Special Meeting") of the Company to be held on May 8, 2023, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSAL 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

If you plan to attend the virtual Special Meeting, you must be a holder of Company shares as of the Record Date of March 10, 2023, and you must register at www.viewproxy.com/INBS/2023 by 11:59 p.m. Eastern Time on May 7, 2023. For more information on how to attend the virtual Special Meeting, see "How do I access the virtual Special Meeting?" in the proxy statement.

The Notice and Proxy Statement are available at: http://www.viewproxy.com/INBS/2023

Please mark your votes like this in blue or black ink ☒

The Board of Directors recommends you vote FOR Proposals 1, 2, 3, and 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change: (If you noted any Address Changes above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

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Date ______________________________

Signature ______________________________

Signature ______________________________
(Joint Owners)

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Intelligent Bio Solutions Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2023.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.fcrvote.com/INBS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.